UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2014

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 228-0711

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 18, 2014, EPL Oil & Gas, Inc. (“EPL”) entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of February 14, 2011 (as supplemented, the “Indenture”), by and among EPL, the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), governing EPL’s 8.250% Senior Notes due 2018 (the “Notes”). EPL entered into the Supplemental Indenture after the receipt of consents from the requisite holders of the Notes in accordance with the terms and conditions of the Consent Solicitation Statement of Energy XXI (Bermuda) Limited (“EXXI”) dated April 7, 2014 (the “Statement”) and in the accompanying Consent Letter, pursuant to which EXXI had solicited consents (the “Consent Solicitation”) from the holders of the Notes to make certain proposed amendments to certain definitions set forth in the Indenture (the “Proposed COC Amendments”), as reflected in the Supplemental Indenture. The Consent Solicitation was made by EXXI as permitted by the previously-announced Agreement and Plan of Merger, dated as of March 12, 2014, as the same may be amended from time to time, by and among EPL, EXXI, Energy XXI Gulf Coast, Inc., and Clyde Merger Sub, Inc., pursuant to which Clyde Merger Sub, Inc. will merge with and into EPL (the “Merger”). The Proposed COC Amendments will cease to be operative if the Merger is not consummated or if the Consent Fee (as defined below) is not paid by EXXI. EPL has no obligations to pay all or any portion of the Consent Fee.

The Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Supplemental Indenture.

Item 8.01. Other Events.

On April 18, 2014, the tabulation agent for the Consent Solicitation certified that as of 5:00 p.m., New York City time, on April 17, 2014 (the “Consent Time”), EXXI had received valid consents from holders of an aggregate principal amount of $484,098,000 of the Notes and that those consents had not been revoked prior to the Consent Time.

As a result, the requisite holders of the Notes had consented to the Proposed COC Amendments, upon the terms and subject to the conditions set forth in the Statement. Accordingly, EPL, the guarantors party thereto and the Trustee entered into the Supplemental Indenture, as described in Item 1.01 above. Subject to the terms and conditions set forth in the Statement, EXXI is obligated to pay an aggregate cash payment equal to $2.50 per $1,000 principal amount of Notes for which consents to the Proposed COC Amendments are validly delivered and unrevoked (the “Consent Fee”) to the paying agent for the Consent Solicitation on behalf of the holders who delivered such valid and unrevoked consents to the Proposed COC Amendments on or prior to the Consent Time.

Important Additional Information

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Energy XXI and EPL. The proposed merger will be submitted to the stockholders of EPL for their consideration. In connection therewith, Energy XXI has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Energy XXI and EPL that also constitutes a prospectus of Energy XXI. EPL will mail the joint proxy statement/prospectus to its stockholders. Energy XXI and EPL also plan to file other relevant documents with the SEC regarding the transaction. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about EPL, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by EPL will be available free of charge on EPL’s website at www.eplweb.com under the heading “SEC Filings” within the “Financial Information” section in the “Investor Relations” portion of EPL’s website or by contacting EPL’s Investor Relations Department at (713) 228-0711. Copies of the documents filed with the SEC by Energy XXI will be available free of charge on Energy XXI’s website at www.energyxxi.com under the heading “SEC Filings” within the “Investor Relations” portion of Energy XXI’s website or by contacting Energy XXI’s Investor Relations Department at (713) 351-3006.

Energy XXI and EPL and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of EPL is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 28, 2014, as amended by Amendment No. 1 on Form 10-K/A, which was filed with the SEC on April 15, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Energy XXI is set forth in its proxy statement for its 2013 Annual General Meeting of Shareholders, which was filed with the SEC on October 7, 2013, its annual report on Form 10-K for the fiscal year ended June 30, 2013, which was filed with the SEC on August 21, 2013, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of EPL and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect EPL’s and Energy XXI’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, EPL’s and Energy XXI’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders or shareholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of EPL and Energy XXI and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: the failure of the stockholders of EPL or the shareholders of Energy XXI to approve the proposed merger; the risk that the conditions to the closing of the proposed merger are not satisfied; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; uncertainties as to the timing of the proposed merger; competitive responses to the proposed merger; costs and difficulties related to the integration of EPL’s business and operations with Energy XXI’s business and operations; the inability to or delay in obtaining cost savings and synergies from the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Energy XXI following completion of the proposed merger; and any changes in general economic and/or industry specific conditions.

EPL and Energy XXI caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in EPL’s and Energy XXI’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning EPL, Energy XXI, the proposed transaction or other matters and attributable EPL and Energy XXI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement, and neither EPL nor Energy XXI undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture by and among EPL Oil & Gas, Inc., the other Guarantors named therein and U.S. Bank National Association, as Trustee, dated April 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2014

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro Senior Vice President, Chief Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture by and among EPL Oil & Gas, Inc., the other Guarantors named therein and U.S. Bank National Association, as Trustee, dated April 18, 2014